UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2024

Date of reporting period: April 30, 2024

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Haverford Quality Growth Stock Fund

Semi-Annual Report April 30, 2024

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

Dear Fellow Shareholders,

We are pleased to provide the Semi-Annual Report for the Haverford Quality Growth Stock Fund (the “Fund”). This report contains information on the holdings of the Fund, along with Financial Highlights and Statement of Operations. During the six-month period, ending April 30, 2024, the Fund increased 12.66%, while the S&P 500 Index increased 20.99%. The Fund’s relative underperformance to the S&P 500 Index was driven by a combination of stock selection and sector allocation, with stock selection the primary factor. The Fund’s large weightings in UnitedHealth Group (-9.0%), Apple (0%), and Accenture (+2.1%) largely contributed to the Fund’s relative underperformance. This was partially offset by the strong performance from Eaton (+54.2%), JP Morgan (+39.5%), and Costco (+34.5%).

For the past sixteen months, the S&P 500’s return has been driven by a small group of mostly mega-cap stocks that have large benchmark weights. At first it was the so-called magnificent seven (Apple, Microsoft, Alphabet, Meta, Tesla, Nvidia, Amazon), a term CNBC invented as a reference to the classic 1960 western movie bearing the same name. At mid-year 2023, these seven stocks represented over 100% of the S&P 500’s year-to-date return. By year-end, they accounted for about 67% of the S&P 500’s 26% return. The Fund owns Apple and Microsoft, but at a below marketing weighting for risk control. The Fund recently purchased Alphabet after the company announced the initiation of a dividend. Other themes driving the market’s return over the past year are the electrification of the U.S. economy, artificial intelligence (AI), and weight loss drugs. The Fund does have some representation in AI (Microsoft and Accenture) and electrification (Eaton, NextEra, Honeywell). The Fund will continue to look to add to these areas at the right price.

U.S. GDP growth continues to exceed expectations: fueled by a strong jobs market, healthy consumer spending, and increasing government deficit spending. The exceptionally strong jobs market continues to consistently surpass expectations, driving consumer spending and the economy. The April 5th jobs report showed jobs growth exceeding expectations for the fifth straight month. Today’s employment levels far outpace economists’ expectations from a year ago. Underestimating the strength of the jobs market has been the trend for the past three years.

Despite full employment, government spending is expected to drive a 7% budget deficit in 2024. Public concern over debt levels remains low. A recent Gallop poll shows that only 3% of respondents claim it is the most vital issue facing the country.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

We believe the willingness and ability of the government to continue to run high deficits will aid the economic expansion through 2024.

Inflation rates, which have stalled above 3%, will likely remain a key concern for the Federal Reserve. Unless inflation rates begin to trend downward from these levels, there may be zero rate cuts this year. What a change from expectations at year-end 2023, when the Fed Fund futures contract was forecasting six to seven Fed Fund rate cuts this year. Both the market and economy have taken this change in expectations in stride.

Despite the recent relative underperformance, we believe the Fund is well positioned for an eventual broadening out of market returns. Portfolio holdings continue to deliver earnings growth that is fueling dividend increases, and they maintain strong balance sheets.

Sincerely,

Henry B. Smith

Head of Investment Strategy

Haverford Financial Services, Inc.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-301-7212 or visit our website at www.haverfordfunds.com.

Holdings subject to change. Current and future holdings subject to risk.

Definition of Comparative Index

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the index proportionate to its market value.

The Index is unmanaged and does not include the effect of fees. One cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

SECTOR WEIGHTINGS†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.1%

	Shares	Value
CONSUMER DISCRETIONARY — 10.7%
Lowe’s	46,832	$10,677,228
NIKE, Cl B	66,285	6,115,454
Starbucks	56,830	5,028,887
TJX	102,300	9,625,407

		31,446,976

CONSUMER STAPLES — 10.3%
Coca-Cola	100,030	6,178,853
Costco Wholesale	17,495	12,647,136
PepsiCo	65,085	11,449,102

		30,275,091

ENERGY — 2.9%
Chevron	52,435	8,456,192

FINANCIALS — 18.0%
Aon PLC, Cl A	19,395	5,469,584
BlackRock, Cl A	14,915	11,255,456
JPMorgan Chase	60,215	11,545,624
Mastercard, Cl A	32,223	14,539,018
S&P Global	24,015	9,986,157

		52,795,839

HEALTH CARE — 18.0%
CVS Health	70,075	4,744,778
Johnson & Johnson	55,340	8,001,610
McKesson	13,275	7,131,463
Medtronic	109,215	8,763,412
Stryker	16,475	5,543,837

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Thermo Fisher Scientific	12,335	$7,015,161
UnitedHealth Group	23,445	11,340,347

		52,540,608

INDUSTRIALS — 13.2%
Eaton	33,483	10,656,300
Honeywell International	49,275	9,496,771
RTX	121,713	12,356,304
United Parcel Service, Cl B	40,920	6,034,881

		38,544,256

INFORMATION TECHNOLOGY — 22.0%
Accenture, Cl A	36,705	11,044,902
Apple	103,470	17,624,045
Microsoft	50,000	19,466,500
Oracle	85,495	9,725,056
Texas Instruments	36,305	6,404,928

		64,265,431

MATERIALS — 2.0%
Air Products and Chemicals	24,860	5,875,412

UTILITIES — 2.0%
NextEra Energy	88,070	5,898,048

TOTAL COMMON STOCK (Cost $149,084,037)		290,097,853

CASH EQUIVALENT (A) — 1.0%

SEI Daily Income Trust, Government Fund, Institutional Class, 5.120% (Cost $2,828,059)	2,828,059	2,828,059

TOTAL INVESTMENTS — 100.1% (Cost $151,912,096)		$292,925,912

    Percentages are based on Net Assets of $292,662,689.

(A)   The rate reported is the 7-day effective yield as of April 30, 2024.

Cl —   Class

PLC — Public Limited Company

As of April 30, 2024, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $151,912,096)	$292,925,912
Dividends Receivable	239,645
Receivable for Capital Shares Sold	225,202
Dividend Tax Reclaim Receivable	19,466
Prepaid Expenses	6,954

Total Assets	293,417,179

Liabilities:
Payable for Capital Shares Redeemed	516,357
Payable due to Adviser	147,459
Payable due to Administrator	28,675
Payable for Audit Fees	12,409
Payable for Legal Fees	8,503
Payable due to Trustees	5,821
Chief Compliance Officer Fees Payable	2,981
Other Accrued Expenses	32,285

Total Liabilities	754,490

Net Assets	$292,662,689

Net Assets Consist of:
Paid-in Capital	$138,942,407
Total Distributable Earnings	153,720,282

Net Assets	$292,662,689

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,723,578

Net Asset Value, Offering and Redemption Price Per Share	$23.00

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND FOR THE SIX MONTHS ENDED APRIL 30, 2024 (UNAUDITED)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$3,133,523

Total Income	3,133,523

Expenses:
Investment Advisory Fees	904,021
Administration Fees	175,395
Trustees’ Fees	12,037
Chief Compliance Officer Fees	4,363
Transfer Agent Fees	45,002
Legal Fees	19,887
Audit Fees	12,948
Printing Fees	10,184
Registration and Filing Fees	6,080
Custodian Fees	5,556
Other Expenses	10,541

Total Expenses	1,206,014

Less:
Fees Paid Indirectly (Note 4)	(475)

Net Expenses	1,205,539

Net Investment Income	1,927,984

Net Realized Gain on Investments	12,572,024
Net Change in Unrealized Appreciation on Investments	20,731,161

Net Realized and Unrealized Gain on Investments	33,303,185

Net Increase in Net Assets Resulting from Operations	$35,231,169

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net Investment Income	$1,927,984	$2,985,531
Net Realized Gain	12,572,024	10,634,127
Net Change in Unrealized Appreciation (Depreciation)	20,731,161	(12,307,244)

Net Increase in Net Assets Resulting from Operations	35,231,169	1,312,414

Distributions	(12,577,233)	(16,331,952)

Capital Share Transactions:
Issued	8,759,642	22,727,422
Reinvestment of Dividends and Distributions	10,015,542	13,132,017
Redeemed	(25,728,401)	(31,405,989)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,953,217)	4,453,450

Total Increase (Decrease) in Net Assets	15,700,719	(10,566,088)

Net Assets:
Beginning of Period/Year	276,961,970	287,528,058

End of Period/Year	$292,662,689	$276,961,970

Share Transactions:
Issued	378,604	1,017,471
Reinvestment of Dividends and Distributions	438,587	600,962
Redeemed	(1,104,172)	(1,406,650)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(286,981)	211,783

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024

FINANCIAL HIGHLIGHTS

			Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

			Year Ended October 31,
	Six Months Ended April 30, 2024 (Unaudited)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period/Year	$21.29	$22.47	$26.20	$18.98	$18.32	$17.33

Income from Investment Operations:
Net Investment Income(1)	0.15	0.23	0.20	0.19	0.19	0.22
Net Realized and Unrealized Gain (Loss)	2.53	(0.14)	(2.43)	7.22	0.72	1.73

Total from Investment Operations	2.68	0.09	(2.23)	7.41	0.91	1.95

Dividends and Distributions:
Net Investment Income	(0.15)	(0.23)	(0.19)	(0.19)	(0.19)	(0.22)
Net Realized Gains	(0.82)	(1.04)	(1.31)	—	(0.06)	(0.74)

Total Dividends and Distributions	(0.97)	(1.27)	(1.50)	(0.19)	(0.25)	(0.96)

Net Asset Value, End of Period/ Year	$23.00	$21.29	$22.47	$26.20	$18.98	$18.32

Total Return*	12.66%	0.29%	(9.15)%	39.13%	5.04%	12.47%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$292,663	$276,962	$287,528	$319,502	$233,545	$222,968
Ratio of Expenses to Average Net Assets (including fees paid indirectly)	0.80%†	0.81%	0.80%	0.80%	0.81%	0.81%
Ratio of Expenses to Average Net Assets (excluding fees paid indirectly)	0.80%†	0.81%	0.80%	0.80%	0.81%	0.81%
Ratio of Net Investment Income to Average Net Assets	1.28%†	1.01%	0.83%	0.79%	1.03%	1.31%
Portfolio Turnover Rate	4%††	13%	12%	9%	15%	9%

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized
††	Not Annualized
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 26 funds. The financial statements herein are those of the Haverford Quality Growth Stock Fund, a diversified fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund invests primarily (at least 80% of its net assets) in equity securities. The Fund focuses on U.S. listed common stocks with large market capitalizations that Haverford Financial Services, Inc. (the “Adviser”) believes are the quality companies with stock that offer the potential for future price appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2024, the Fund did not incur any interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund or its agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund will distribute substantially all of its net investment income, if any, quarterly. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2024, the Fund incurred $175,395 for these services.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

SS&C Global Investor & Distribution Solutions, Inc. serves as transfer agent and dividend disbursing agent for the Fund under the transfer agency agreement with the Trust. During the six months ended April 30, 2024, the Fund earned cash management credits of $475, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively “excluded expenses”)) for the Fund from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2025. Refer to waiver of investment advisory fees on the Statement of Operations, if any, for fees waived for the six months ended April 30, 2024. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses (not including excluded expenses) and 1.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. At April 30, 2024, there were no previously waived and reimbursed fees subject to recapture.

6. Investment Transactions:

For the six months ended April 30, 2024, the Fund made purchases of $11,767,471 and sales of $25,691,220 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. During the year ended October 31, 2023, there were no permanent differences.

The tax character of dividends and distributions declared during the last two fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2023	$ 3,052,298	$ 13,279,654	$ 16,331,952
2022	2,432,231	15,978,987	18,411,218

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$212,547
Undistributed Long-Term Capital Gain	10,576,799
Unrealized Appreciation	120,277,006
Other Temporary Differences	(6)

Total Distributable Earnings	$131,066,346

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2024, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$151,912,096	$144,876,032	$(3,862,216)	$141,013,816

8. Concentration of Risks:

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2024 (UNAUDITED)

These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

The Fund is also subject to the risk that large-cap growth stocks may underperform other equity market segments or the equity market as a whole.

9. Other:

At April 30, 2024, 92% of total shares outstanding were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

10. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2023 to April 30, 2024).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 11/01/23	Ending Account Value 04/30/24	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,126.60	0.80%	$4.23
Hypothetical 5% Return	1,000.00	1,020.89	0.80	4.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Haverford Quality Growth Stock Fund

c/o SS&C Global Investor & Distribution Solutions, Inc.

P.O. Box 219009

Kansas City, MO 64121

866-301-7212

Adviser:

Haverford Financial Services, Inc.

Three Radnor Corporate Center, Suite 450

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

HIM-SA-001-2000

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: July 8, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: July 8, 2024